Series Number:  1
For period ending 9/30/14

48)	Investor, A, C & R
First $1 billion 0.650%
Next $1 billion 0.598%
Next $3 billion 0.568%
Next $5 billion 0.548%
Next $15 billion 0.535%
Next $25 billion 0.533%
Over $50 billion 0.532%

Institutional
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.332%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                14,116
                                Institutional Class           602
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           2,980
                                C Class                                                                           116
        R Class                                           45

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1355
                               Institutional Class                                                      $0.1462
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1219
        C Class                                                      $0.0814
        R Class                                           $0.1084

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class         102,252
                                Institutional Class   4,465

                 2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  24,345
                                    C Class                                                             1,343
R Class                             426

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class         $10.78
                                Institutional Class   $10.78

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class              $10.78
                                    C Class                                                         $10.78
                                R Class                         $10.77

Series Number:  6
For period ending 9/30/14

48)	Investor, A, C & R
First $1 billion 0.570%
Next $1 billion 0.518%
Next $3 billion 0.488%
Next $5 billion 0.468%
Next $15 billion 0.455%
Next $25 billion 0.453%
Over $50 billion 0.452%

Institutional
First $1 billion 0.370%
Next $1 billion 0.318%
Next $3 billion 0.288%
Next $5 billion 0.268%
Next $15 billion 0.255%
Next $25 billion 0.253%
Over $50 billion 0.252%

72DD)      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                7,379
                                Institutional Class           2,258
                 2.  Dividends for a second class of open-end company shares
                                A Class                                                                           1,135
                                C Class                                                                           7
        R Class                                           20

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0957
                               Institutional Class                                                      $0.1068
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0819
        C Class                                                      $0.0402
        R Class                                           $0.0677

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class          77,242
                                Institutional Class    21,662

                  2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   13,585
                                    C Class                                                             169
R Class                             318

74V)          1. Net asset value per share (to nearest cent)
                                Investor Class        $11.08
                                Institutional Class   $11.08

                  2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.08
                                    C Class                                                         $11.07
                                R Class                         $11.07

Series Number:  7
For period ending 9/30/14

48)	Investor, A, C & R
First $1 billion 0.570%
Next $1 billion 0.518%
Next $3 billion 0.488%
Next $5 billion 0.468%
Next $15 billion 0.455%
Next $25 billion 0.453%
Over $50 billion 0.452%

Institutional
First $1 billion 0.370%
Next $1 billion 0.318%
Next $3 billion 0.288%
Next $5 billion 0.268%
Next $15 billion 0.255%
Next $25 billion 0.253%
Over $50 billion 0.252%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                22,051
                                Institutional Class           12,651
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           2,993
                                C Class                                                                           39
        R Class                                           124

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.1398
                               Institutional Class                                                      $0.1638
                   2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1098
        C Class                                                      $0.0199
        R Class                                           $0.0799

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class         160,384
                                Institutional Class   80,522

                  2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  24,715
                                    C Class                                                             1,916
R Class                             1,539

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class        $11.74
                                Institutional Class   $11.74

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.71
                                    C Class                                                         $11.75
                                R Class                         $11.76

Series Number:  9
For period ending 9/30/14

48)	Investor, A, C & R
First $1 billion 0.650%
Next $1 billion 0.598%
Next $3 billion 0.568%
Next $5 billion 0.548%
Next $15 billion 0.535%
Next $25 billion 0.533%
Over $50 billion 0.532%

Institutional
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.332%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                 531
                                Institutional Class            98
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           6
                                C Class                                                                           -
        R Class                                           -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0200
                               Institutional Class                                                      $0.0296
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0020
        C Class                                                      -
        R Class                                           -

74U)         1. Number of shares outstanding (000's omitted)
                      Investor Class                                25,868
                      Institutional Class       2,376

                 2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                2,878
                        C Class                                                      172
R Class                                  19

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class         $9.64
                                Institutional Class   $9.64

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $9.64
                                    C Class                                                         $9.43
                                R Class                         $9.59